Earnings Per Share	12 Months Ended
May 31, 2011
Earnings Per Share [Abstract]
Schedule of earnings per share

7. EARNINGS PER SHARE

The numerator for diluted earnings per share (“EPS”) is net earnings. The denominator for basic EPS is the weighted-average number of shares outstanding during the period. The denominator for diluted EPS also includes the weighted average number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued unless the shares are anti-dilutive.

The following is a reconciliation of the numerator and denominator for the basic and diluted EPS computations:

	Years ended May 31,
(in millions)	2011	2010	2009

Net earnings attributable to Mosaic	$2,514.6	$827.1	$2,350.2
Basic weighted average common shares outstanding	446.0	445.1	444.3
Common stock issuable upon vesting of
restricted stock awards	0.4	0.3	0.5
Common stock equivalents	1.1	1.2	1.4
Diluted weighted average common shares outstanding	447.5	446.6	446.2
Basic net Earnings per share attributable to Mosaic	$5.64	$1.86	$5.29
Diluted net Earnings per share attributable to Mosaic	$5.62	$1.85	$5.27

A total of 0.4 million shares of common stock subject to issuance for exercise of stock options for fiscal 2011 and 2010 have been excluded from the calculation of diluted EPS because the option exercise price was greater than the average market price of our common stock during the period, and therefore, the effect would be anti-dilutive.